[Logo]
INVESTMENT MANAGEMENT
  We invented the mutual fund(SM)


                         MFS(R) Capital
                         Opportunities Fund
                         (formerly MFS(R) Value Fund)

                         Semiannual Report o May 31, 1998


MFS(R) Capital Opportunities Fund
               15th
           ANNIVERSARY
            1983-1998


                    ----------------------------------------
                    Now two MFS(R) IRA choices (see page 31)
                    ----------------------------------------

                                 IN MEMORIAM

                               A. KEITH BRODKIN
                                 1935 - 1998
                     CHAIRMAN AND CHIEF EXECUTIVE OFFICER
                       MFS(R) INVESTMENT MANAGEMENT(SM)


---------------------------    On February 2, 1998, Keith Brodkin, a friend
                               and leader to everyone at MFS, died
                               unexpectedly at age 62. His thoughtful
[Photo of A. Keith Brodkin]    letters to shareholders on the markets and
                               economy have been an integral part of
                               MFS shareholder reports like this one for
---------------------------    many years.

   Keith joined MFS in 1970 as the firm's first fixed-income manager, managing the bond portion of MFS(R) Total Return Fund. He went on to manage our first pure bond fund, MFS(R) Bond Fund, when it was introduced in 1974, and he was considered a pioneer in the art of active bond management.

   Keith was named President and Chief Investment Officer of MFS in 1987 and four years later became Chairman and Chief Executive Officer. During his stewardship, MFS has achieved significant growth in total assets under management, rising from some $25 billion in 1991 to the over $80 billion today entrusted to us by three million individual and institutional investors worldwide. Under Keith's leadership, MFS has carefully but steadily built its domestic and international investment capabilities through the introduction of a range of new products and a still-growing staff that now numbers over 100 equity and fixed-income professionals.

   Throughout his career, Keith was very active in a wide range of charitable endeavors. He is survived by his wife and three children.

   His leadership, friendship, and wise counsel will be sorely missed.

TABLE OF CONTENTS

Letter from the Chairman ..................................................  2
Management Review and Outlook .............................................  4
Performance Summary .......................................................  8
Portfolio of Investments .................................................. 11
Financial Statements ...................................................... 16
Notes to Financial Statements ............................................. 24
Trustees and Officers ..................................................... 33


--------------------------------------------------------------------------------
   HIGHLIGHTS
--------------------------------------------------------------------------------

   o FOR THE SIX MONTHS ENDED MAY 31, 1998, CLASS A SHARES OF THE FUND PROVIDED A TOTAL RETURN AT NET ASSET VALUE OF 19.65%, CLASS B SHARES 19.21%, CLASS C SHARES 19.25%, AND CLASS I SHARES 19.84%. (SEE PERFORMANCE SUMMARY FOR MORE INFORMATION.)

   o THE FUND HAS BENEFITED FROM BEING INVESTED IN A NUMBER OF SECTORS, INCLUDING RETAILING AND LEISURE, WHICH HAVE OUTPERFORMED THE OVERALL MARKET, WHILE BEING UNDERWEIGHTED IN SOME POORER-PERFORMING SECTORS, SUCH AS ENERGY AND INDUSTRIALS.

   o FINANCIAL SERVICES COMPANIES, AN INDUSTRY IN WHICH WE BELIEVE VALUATIONS REMAIN REASONABLE AND EARNINGS GROWTH RATES OF 13% TO 15% REMAIN ACHIEVABLE, MAKE UP THE FUND'S LARGEST SECTOR.

   o WHILE THE NAME OF THE FUND HAS BEEN CHANGED FROM MFS(R) VALUE FUND TO MFS(R) CAPITAL OPPORTUNITIES FUND, THE INVESTMENT STRATEGY HAS NOT CHANGED. WE BELIEVE THE NAME CHANGE BETTER REFLECTS THE FUND'S OBJECTIVE OF SEEKING CAPITAL APPRECIATION AND ITS FLEXIBILITY TO INVEST IN COMPANIES THAT WE BELIEVE ARE ATTRACTIVELY VALUED RELATIVE TO THEIR GROWTH PROSPECTS.

   o  ON JUNE 13, 1998, THE FUND MARKS ITS 15TH ANNIVERSARY.


--------------------------------------------------------------------------------
          NOT FDIC INSURED      MAY LOSE VALUE      NO BANK GUARANTEE
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

LETTER FROM THE CHAIRMAN

----------------------------

[Photo of Jeffrey L. Shames]

----------------------------
      Jeffrey L. Shames

Dear Shareholders:

With the U.S. stock market well into its fourth year of record-breaking advances, it is necessary to take a cautious outlook. By most commonly accepted measures, equity valuations appear to have risen to a point at which the stock market has become more vulnerable to changes in the investment environment such as rising inflation and interest rates or a slowing economy. As a result, while we continue to hold a favorable long-term outlook for the equity markets, we also believe that a market correction is possible in the near term. In such a correction, equity prices would remain relatively flat or decline, possibly for an extended period.

Currently, equity investors seem to be primarily focused on interest rates, which have been relatively stable for several months as inflation has remained low. In an environment of low interest rates, stocks become more attractive than most fixed-income investments, while low inflation helps control companies' costs, such as for raw materials, wages, and benefits. The near- term outlook for a continuation of this environment appears relatively favorable. However, this year has seen a marked slowdown in corporate earnings. This means that as equity prices continue to rise, price-to-earnings (P/E) ratios, or the amount an investor pays for a stock in relation to the company's earnings per share, also go up. A year ago, the average P/E ratio for stocks in the unmanaged Standard & Poor's 500 Composite Index stood at approximately 21; this spring, the average P/E was 33% higher, at about 28. In some cases, such as with some of the newer companies associated with the Internet, P/Es have soared to levels that are unlikely to be sustained.

As long as interest rates remain low and the economy continues to grow, it is possible that some of these valuations can be supported. We expect corporate earnings to grow 8% to 10% this year. However, just as no one can predict market cycles, so too no one can predict economic cycles -- except to say that these cycles do exist and that an economic slowdown at some point is inevitable.

Given this reality, we believe it is prudent to remind investors of the need to take a long-term view and to diversify their investments across a range of asset classes, including mutual funds that focus on bonds and international investments as well as on the U.S. stock market. The likelihood of an eventual market correction also makes it important for us to use original, bottom-up research to find companies that we think can keep growing or gain market share in the face of the occasional downturn. To help achieve this, and to provide the broadest possible coverage of industry sectors and individual companies, MFS continues to increase its number of full-time research analysts. These analysts thoroughly investigate each company's earnings potential and position in its industry as well as the overall prospects for that industry.

MFS also uses active portfolio management on the fixed-income side, taking advantage of our extensive research and credit analysis to help reduce the potential for price declines and enhance the opportunity for appreciation. Every year, both fixed-income and equity managers meet with thousands of credit issuers and companies. They also attend many presentations, closely follow sources of industry research, and keep track of competitors.

We believe that applying this discipline of thorough, bottom-up research to both the equity and fixed-income markets is the best way to provide favorable long-term performance for our shareholders -- regardless of changes in the overall market environment.

We appreciate your support and welcome any questions or comments you may have.

Respectfully,

/s/ Jeffrey L. Shames
    Jeffrey L. Shames
    Chairman and Chief Executive Officer
    MFS Investment Management

    June 12, 1998

--------------------------------------------------------------------------------
   JEFFREY L. SHAMES, A GRADUATE OF WESLEYAN UNIVERSITY AND THE
   MASSACHUSETTS INSTITUTE OF TECHNOLOGY SLOAN SCHOOL OF MANAGEMENT, JOINED
   MFS IN 1983. AFTER FOUR YEARS AS AN INDUSTRY ANALYST AND PORTFOLIO
   MANAGER, HE WAS NAMED CHIEF EQUITY OFFICER IN 1987 AND PRESIDENT AND A
   MEMBER OF THE BOARD OF DIRECTORS IN 1993. MR. SHAMES WAS APPOINTED
   CHAIRMAN AND CHIEF EXECUTIVE OFFICER IN FEBRUARY 1998.
--------------------------------------------------------------------------------

MANAGEMENT REVIEW AND OUTLOOK

-------------------------------

[Photo of John F. Brennan, Jr.]

-------------------------------
      John F. Brennan, Jr.

For the six months ended May 31, 1998, Class A shares of the Fund provided a total return of 19.65%, Class B shares 19.21%, Class C shares 19.25%, and Class I shares 19.84%. These returns include the reinvestment of distributions but exclude the effects of any sales charges and compare to a 15.06% return for the Standard & Poor's 500 Composite Index (the S&P 500), a popular, unmanaged index of common stock total return performance.

Q. COULD YOU DISCUSS SOME OF THE FACTORS THAT HAVE CONTRIBUTED TO THE FUND'S RECENT PERFORMANCE?

A. A combination of good sector selection and individual stock performance resulted in significant outperformance of the Fund relative to the S&P 500. The top three performing sectors of the S&P 500 over the past six months were autos and housing, which advanced 37.0%; retailing, which was up 25.7%; and leisure, which gained 19.3%. The Fund was significantly overweighted in retailing and leisure while slightly underweighted in autos and housing. The three worst- performing sectors of the S&P 500 were transportation, which was up just 2.5%; energy, up 4.7%; and industrials, up 9.5%. The Fund was significantly underweighted in energy and industrials but slightly overweighted in transportation.

   Each of the Fund's top four sectors outperformed the S&P 500, with financial services gaining 17.9%, leisure advancing 19.3%, health care up 22.4%, and retailing up 25.7%. Seven of the Fund's top 10 holdings also significantly outperformed the S&P 500, with particularly strong performance from Cellular Communications International, which gained 61%; Tyco International, which was up 42%; Fred Meyer, up 30%; and American Radio Systems, also ahead 30%. The Fund's international exposure also contributed significantly to performance. Telecom Italia, Banco Totta, Alcatel, Henkel, and Wella were all strong performers.

Q. HOW WOULD YOU DESCRIBE THE RECENT BUSINESS AND INVESTMENT ENVIRONMENT?

A. Domestically, the business environment remains excellent. Low inflation, coupled with a solid economy and strong European export demand, underpins a sound fundamental outlook. Asia continues to struggle, however, as the region's economic turmoil continues. Recent evidence of weakening economies in China and Japan could prove to make a quick recovery unlikely.

Q. THE NAME OF THE FUND, WHICH MARKS ITS 15TH ANNIVERSARY THIS YEAR, HAS BEEN CHANGED FROM MFS VALUE FUND TO MFS CAPITAL OPPORTUNITIES FUND. HOW HAS THE STRATEGY CHANGED?

A. The investment strategy has not changed. We believe the name change better reflects the Fund's objective of seeking capital appreciation and its flexibility to pursue an opportunistic strategy of investing in companies that we believe are attractively valued relative to their growth prospects.

Q. FINANCIAL SERVICES COMPANIES MAKE UP THE FUND'S LARGEST SECTOR. WHAT MAKES THIS BUSINESS ATTRACTIVE, AND WHAT KIND OF COMPANIES DO YOU LIKE?

A. This is one sector of the stock market in which we believe valuations remain reasonable and earnings growth rates of 13% to 15% remain achievable. The focus of the Fund has been on the insurance and banking industries, in which positive fundamentals and reasonable valuations, along with industry consolidation, have driven stock performance.

Q. THE NEXT-LARGEST SECTOR IS LEISURE. WHAT KIND OF COMPANIES DO YOU LIKE HERE?

A. This is quite a hodgepodge of industries including broadcasting and cable, entertainment, toys, printing and publishing, gaming and lodging, and restaurants. While the Fund has no specific industry focus in this sector, three individual stocks -- American Radio, Harrah's, and Promus Hotel -- make up the bulk of our weighting. American Radio is in the midst of a merger with CBS and will shortly spin off a new company, American Tower, which we believe will prove to be a rewarding investment over the next several years. Harrah's should continue to outperform in a very difficult gaming industry environment thanks to the strong cash flow and cost-cutting prospects available through its recent merger with Showboat. Promus Hotel is currently being affected by the negative investor sentiment surrounding the lodging industry as concerns over the supply and demand balance have resurfaced. We believe Promus' earnings outlook should be relatively unaffected because the bulk of its revenue stream is centered on franchise and management fees that should continue to grow throughout the cycle.

Q. AND WHAT ABOUT HEALTH CARE, WHICH IS THE THIRD-LARGEST SECTOR?

A. Here, our focus has shifted from the pharmaceutical industry to the health maintenance organizations (HMOs). While the fundamental outlook for the pharmaceuticals continues to be very good, we believe valuations are more than discounting these prospects. On the other hand, we believe the fundamentals in the HMO industry are just starting to improve after several years of dismal results. Pricing trends are picking up, and medical cost trends are being maintained at the same 3% to 4% annual growth rate as the past few years. We believe this should result in substantial future earnings improvements.

Q. HAS THE TURMOIL IN ASIA BEGUN TO AFFECT ANY OF THE FUND'S HOLDINGS, EITHER THOSE IN THE UNITED STATES OR ELSEWHERE?

A. The Asian crisis has certainly affected many industries throughout the market. Commodity prices have weakened significantly as Asian companies have dumped products to generate the hard currency needed to repay debts, as well as to purchase required raw materials. Companies that go head-to-head with Asian competitors have also seen excess supply and falling prices in their end markets. Semiconductors have been particularly hard hit. Exporters to the Asian region have seen demand weaken as Japan and China have both slowed. Fortunately, the Fund has not been significantly affected by this turmoil. Our exposure to the region is minimal on both a direct and indirect basis. We have begun to build small positions in several well-capitalized, well-managed companies in the region because we do expect the long-term growth prospects to remain solid and, therefore, the long-term investment returns should be quite good. Our total exposure continues to be small, however.

Q. WHAT KIND OF MARKET OR ECONOMIC ENVIRONMENT DO YOU ANTICIPATE GOING FORWARD, AND HOW MIGHT THIS AFFECT SOME OF YOUR INVESTMENT DECISIONS FOR THE FUND?

A. The economic outlook continues to be excellent. Our only concerns continue to be the spread of the Asian crisis and the very low level of unemployment. So far, the Asian crisis has yet to have a meaningful impact on U.S. economic growth in the aggregate. The further weakening in the Japanese economy as well as a ratcheting down of growth in China may make the next 12 months a bit more difficult. We expect a slowdown in the domestic economy to result. If this occurs, our second concern may become moot. The low level of unemployment does not leave much room for noninflationary growth in the future. If the Asian problem does not result in a noticeable slowdown in domestic growth, then an interest-rate increase by the Federal Reserve Board (the Fed) could become increasingly likely. Any tightening of Fed policy would likely result in downward pressure on stock market valuations. Our current view is that the Asian crisis will result in a noticeable domestic slowdown, given recent trends in Japan and China. This should defer any Fed action and allow employment levels to rebalance. Our investment approach continues to be very valuation sensitive, however, given the downside risk if a Fed tightening becomes necessary.

   /s/ John F. Brennan, Jr.

       John F. Brennan, Jr.
       Portfolio Manager

The opinions expressed in this report are those of the portfolio manager and are only through the end of the period of the report as stated on the cover. The manager's views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

--------------------------------------------------------------------------------
   PORTFOLIO MANAGER'S PROFILE
--------------------------------------------------------------------------------

   JOHN F. BRENNAN, JR., IS A SENIOR VICE PRESIDENT OF MFS(R) INVESTMENT MANAGEMENT(SM) AND PORTFOLIO MANAGER OF MFS(R) CAPITAL OPPORTUNITIES FUND. HE ALSO MANAGES THE CAPITAL OPPORTUNITIES SERIES OFFERED THROUGH MFS(R)/SUN LIFE ANNUITY PRODUCTS, MFS(R) VALUE SERIES, PART OF MFS(R) VARIABLE INSURANCE TRUST(SM), AND THE EQUITY PORTION OF MFS(R) SPECIAL VALUE TRUST, A CLOSED-END FUND.

   MR. BRENNAN JOINED MFS IN 1985 AS AN INDUSTRY SPECIALIST IN THE EQUITY RESEARCH DEPARTMENT. HE WAS NAMED ASSISTANT VICE PRESIDENT -- INVESTMENTS IN 1987, VICE PRESIDENT -- INVESTMENTS IN 1988, PORTFOLIO MANAGER OF MFS(R) CAPITAL OPPORTUNITIES FUND IN SEPTEMBER 1991, AND SENIOR VICE PRESIDENT IN 1995.

   MR. BRENNAN IS A GRADUATE OF THE UNIVERSITY OF RHODE ISLAND AND THE STANFORD UNIVERSITY GRADUATE SCHOOL OF BUSINESS ADMINISTRATION.

This report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus. A prospectus containing more information, including the exchange privilege and all charges and expenses, for any other MFS product is available from your financial adviser, or by calling MFS at 1-800-225-2606. Please read it carefully before investing or sending money.

--------------------------------------------------------------------------------
FUND FACTS
--------------------------------------------------------------------------------

NOTE: THE FUND CHANGED ITS NAME FROM MFS VALUE FUND TO MFS CAPITAL OPPORTUNITIES FUND EFFECTIVE APRIL 1, 1998.

OBJECTIVE:                  SEEKS CAPITAL APPRECIATION. DIVIDEND INCOME, IF ANY,
                            IS INCIDENTAL.

COMMENCEMENT OF
INVESTMENT OPERATIONS:      JUNE 13, 1983

CLASS INCEPTION:            CLASS A  JUNE 13, 1983
                            CLASS B  SEPTEMBER 7, 1993
                            CLASS C  APRIL 1, 1996
                            CLASS I  JANUARY 2, 1997

SIZE:                       $1.5 BILLION NET ASSETS AS OF MAY 31, 1998

PERFORMANCE SUMMARY

Because mutual funds are designed for investors with long-term goals, we have provided cumulative results as well as the average annual total returns for the applicable time periods. Investment results reflect the percentage change in net asset value, including reinvestment of dividends.

AVERAGE ANNUAL AND CUMULATIVE TOTAL RATES OF RETURN THROUGH MAY 31, 1998

CLASS A
                                                 6 Months       1 Year       3 Years       5 Years   10 Years/Life
--------------------------------------------------------------------------------------------------------------------
Cumulative Total Return                           +19.65%      +37.31%      +117.78%      +169.83%        +429.63%
--------------------------------------------------------------------------------------------------------------------
Average Annual Total Return                          --        +37.31%      + 29.62%      + 21.96%        + 18.14%
--------------------------------------------------------------------------------------------------------------------
SEC Results                                          --        +29.42%      + 27.09%      + 20.52%        + 17.44%
--------------------------------------------------------------------------------------------------------------------

CLASS B
                                                 6 Months       1 Year       3 Years       5 Years   10 Years/Life
--------------------------------------------------------------------------------------------------------------------
Cumulative Total Return                           +19.21%      +36.28%      +112.58%      +159.70%        +409.80%
--------------------------------------------------------------------------------------------------------------------
Average Annual Total Return                          --        +36.28%      + 28.58%      + 21.03%        + 17.69%
--------------------------------------------------------------------------------------------------------------------
SEC Results                                          --        +32.28%      + 27.97%      + 20.84%        + 17.69%
--------------------------------------------------------------------------------------------------------------------

CLASS C
                                                 6 Months       1 Year       3 Years       5 Years   10 Years/Life
--------------------------------------------------------------------------------------------------------------------
Cumulative Total Return                           +19.25%      +36.25%      +114.42%      +165.65%        +421.61%
--------------------------------------------------------------------------------------------------------------------
Average Annual Total Return                          --        +36.25%      + 28.95%      + 21.58%        + 17.96%
--------------------------------------------------------------------------------------------------------------------
SEC Results                                          --        +35.25%      + 28.95%      + 21.58%        + 17.96%
--------------------------------------------------------------------------------------------------------------------

CLASS I
                                                 6 Months       1 Year       3 Years       5 Years   10 Years/Life
--------------------------------------------------------------------------------------------------------------------
Cumulative Total Return                           +19.84%      +37.61%      +118.43%      +170.60%        +431.42%
--------------------------------------------------------------------------------------------------------------------
Average Annual Total Return                          --        +37.61%      + 29.75%      + 22.03%        + 18.18%
--------------------------------------------------------------------------------------------------------------------

Class A share ("A") SEC results include the maximum 5.75% sales charge. Class B share ("B") SEC results reflect the applicable contingent deferred sales charge (CDSC), which declines over six years from 4% to 0%. Class C shares ("C") have no initial sales charge but, like B, have higher annual fees and expenses than A. C SEC results reflect the 1% CDSC applicable to shares redeemed within 12 months. Class I shares ("I") have no sales charge or Rule 12b-1 fees and are only available to certain institutional investors.

B and C results include the performance and the operating expenses
(e.g., Rule 12b-1 fees) of A for periods prior to the inception of B and C. Because operating expenses of B and C are higher than those of A, B and C performance generally would have been lower than A performance. The A performance included in the B and C SEC performance has been adjusted to reflect the CDSC generally applicable to B and C rather than the initial sales charge generally applicable to A.

I results include the performance and the operating expenses (e.g., Rule 12b-1 fees) of A for periods prior to the inception of I. Because operating expenses of A are greater than those of I, I performance generally would have been higher than A performance. The A performance included in the I performance has been adjusted to reflect the fact that I have no initial sales charge.

Performance results reflect any applicable expense subsidies and waivers, without which the results would have been less favorable. Subsidies and waivers may be rescinded at any time. See the prospectus for details.
All results are historical and assume the reinvestment of dividends and capital gains.

Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost. Past performance is no guarantee of future results.

PORTFOLIO CONCENTRATION AS OF MAY 31, 1998

FIVE LARGEST STOCK SECTORS

FINANCIAL SERVICES                                                       17.5%
--------------------------------------------------------------------------------
LEISURE                                                                  12.4%
--------------------------------------------------------------------------------
HEALTH CARE                                                              11.5%
--------------------------------------------------------------------------------
RETAILING                                                                11.3%
--------------------------------------------------------------------------------
SPECIAL BUSINESS                                                         10.4%
--------------------------------------------------------------------------------

For a more complete breakdown, refer to the Portfolio of Investments.

TOP 10 STOCK HOLDINGS

TYCO INTERNATIONAL LTD. 8.0% Fire            HARRAH'S ENTERTAINMENT, INC.  2.7%
protection, packaging, and electronic        Gaming operator in several states
equipment manufacturer
                                             PROMUS HOTEL CORP.  2.6%
AMERICAN RADIO SYSTEMS CORP.  5.0%           Hotel operator
Radio broadcasting company
                                             RITE AID CORP.  2.3%
FRED MEYER, INC.  4.5%                       Drug store chain
Northwestern U.S. supermarket chain
                                             COMPUTER ASSOCIATES INTERNATIONAL,
CELLULAR COMMUNICATIONS                      INC.  2.3%
INTERNATIONAL, INC.  4.2%                    Computer software company
Italian cellular telephone company
                                             UNITED HEALTHCARE CORP.  2.0%
SANOFI S.A.  3.1%                            Health maintenance organization
French pharmaceutical company

PORTFOLIO OF INVESTMENTS (Unaudited) - May 31, 1998

Stocks - 95.0%
--------------------------------------------------------------------------------
ISSUER                                                SHARES               VALUE
--------------------------------------------------------------------------------
U.S. Stocks - 79.8%
  Aerospace - 1.8%
    Allied Signal, Inc.                              110,537      $    4,725,457
    Raytheon Co., "A"                                421,900          22,492,543
                                                                  --------------
                                                                  $   27,218,000
--------------------------------------------------------------------------------
  Airlines - 1.1%
    Southwest Airlines Co.                           232,100      $    6,194,169
    US Airways Group, Inc.*                          134,700           9,429,000
                                                                  --------------
                                                                  $   15,623,169
--------------------------------------------------------------------------------
  Automotive - 0.1%
    Hayes Lemmerz International, Inc.*                37,750      $    1,479,328
--------------------------------------------------------------------------------
  Banks and Credit Companies - 4.0%
    Fleet Financial Group, Inc.                      178,871      $   14,667,422
    National City Corp.                              214,200          14,512,050
    PNC Bank Corp.                                   253,700          14,651,175
    Wells Fargo & Co.                                 42,736          15,449,064
                                                                  --------------
                                                                  $   59,279,711
--------------------------------------------------------------------------------
  Business Machines - 0.7%
    Affiliated Computer Services, Inc., "A"*         312,800      $   10,420,150
--------------------------------------------------------------------------------
  Business Services - 1.9%
    Ceridian Corp.*                                  139,500      $    7,533,000
    Computer Sciences Corp.                          274,880          14,276,580
    Galileo International, Inc.                      172,900           6,807,937
                                                                  --------------
                                                                  $   28,617,517
--------------------------------------------------------------------------------
  Chemicals - 0.5%
    Cambrex Corp.                                    130,103      $    7,277,637
--------------------------------------------------------------------------------
  Computer Software - Systems - 4.9%
    Adobe Systems, Inc.                               77,177      $    3,082,256
    Computer Associates International, Inc.          604,126          31,716,615
    Oracle Corp.*                                    657,400          15,531,075
    Synopsys, Inc.*                                  529,745          22,745,926
                                                                  --------------
                                                                  $   73,075,872
--------------------------------------------------------------------------------
  Construction Services - 1.2%
    Martin Marietta Materials, Inc.                  373,600      $   17,185,600
--------------------------------------------------------------------------------
  Consumer Goods and Services - 9.6%
    Black & Decker Corp.                             315,500      $   18,417,313
    Philip Morris Cos., Inc.                         288,840          10,795,395
    Tyco International Ltd.                        2,037,828         112,844,725
                                                                  --------------
                                                                  $  142,057,433
--------------------------------------------------------------------------------
  Containers - 1.0%
    Stone Container Corp.*                           817,093      $   14,503,401
--------------------------------------------------------------------------------
  Electronics - 0.7%
    Analog Devices, Inc.*                            405,410      $   10,008,559
--------------------------------------------------------------------------------
  Entertainment - 8.5%
    American Radio Systems Corp., "A"*             1,055,369      $   69,786,275
    Casino America, Inc.*                            502,410           2,009,640
    Gemstar International Group Ltd.*                 72,500           3,153,750
    Harrah's Entertainment, Inc.*                  1,511,585          37,789,625
    Hearst-Argyle Television, Inc.*                   69,700           2,509,200
    Telemundo Group, Inc.*                           115,658           4,886,551
    Univision Communications, Inc., "A"*             146,000           5,073,500
                                                                  --------------
                                                                  $  125,208,541
--------------------------------------------------------------------------------
  Finance - 0.3%
    Resource America, Inc., "A"                       64,250      $    4,288,688
--------------------------------------------------------------------------------
  Financial Institutions - 1.6%
    Federal Home Loan Mortgage Corp.                 525,985      $   23,932,318
--------------------------------------------------------------------------------
  Insurance - 7.6%
    Ace Ltd.                                         398,600      $   14,200,125
    Annuity & Life Re Holdings Ltd.*                 480,400          10,959,125
    CIGNA Corp.                                      178,617          12,235,264
    ESG Re Ltd.*                                     582,700          12,236,700
    Hartford Financial Services Group, Inc.           67,138           7,389,376
    Life Re Corp.                                     97,700           7,193,163
    Lincoln National Corp.                            82,124           7,380,894
    Mid Ocean Ltd.                                    22,300           1,697,588
    Nationwide Financial Services, Inc., "A"         308,400          13,396,125
    Reliastar Financial Corp.                        292,917          12,668,660
    Travelers Group, Inc.                            225,700          13,767,700
                                                                  --------------
                                                                  $  113,124,720
--------------------------------------------------------------------------------
  Medical and Health Products - 0.8%
    AmeriSource Health Corp., "A"*                    60,549      $    3,292,352
    Datascope Corp.*                                 279,700           7,866,562
                                                                  --------------
                                                                  $   11,158,914
--------------------------------------------------------------------------------
  Medical and Health Technology and Services - 7.2%
    Beverly Enterprises, Inc.                        232,500      $    3,327,656
    Columbia/HCA Healthcare Corp.                    812,600          26,561,862
    MedPartners, Inc.*                             1,421,300          12,702,869
    Mid Atlantic Medical Services, Inc.*             641,800           8,303,288
    Tenet Healthcare Corp.*                          386,274          13,519,590
    United Healthcare Corp.                          441,043          28,226,752
    Wellpoint Health Networks, Inc.*                 212,100          13,786,500
                                                                  --------------
                                                                  $  106,428,517
--------------------------------------------------------------------------------
  Oil Services - 1.2%
    EVI Weatherford, Inc.                            345,420      $   17,465,299
--------------------------------------------------------------------------------
  Oils - 0.8%
    Enron Oil & Gas Co.                              580,104      $   11,783,363
--------------------------------------------------------------------------------
  Pollution Control - 1.0%
    Waste Management, Inc.                           455,000      $   14,787,500
--------------------------------------------------------------------------------
  Railroads - 0.5%
    Wisconsin Central Transportation Corp.*          335,720      $    7,868,438
--------------------------------------------------------------------------------
  Restaurants and Lodging - 3.1%
    Hilton Hotels Corp.                              196,115      $    6,165,365
    Outback Steakhouse, Inc.*                         52,300           1,928,563
    Promus Hotel Corp.*                              855,493          37,000,072
                                                                  --------------
                                                                  $   45,094,000
--------------------------------------------------------------------------------
  Special Products and Services - 0.9%
    Cordant Technologies, Inc.                       186,008      $    9,277,149
    Newport News Shipbuilding, Inc.                  154,200           4,317,600
                                                                  --------------
                                                                  $   13,594,749
--------------------------------------------------------------------------------
  Stores - 3.9%
    Office Depot, Inc.*                              111,800      $    3,298,100
    Rite Aid Corp.                                   913,674          32,720,950
    Sears, Roebuck & Co.                             358,100          22,135,056
                                                                  --------------
                                                                  $   58,154,106
--------------------------------------------------------------------------------
  Supermarkets - 6.8%
    Giant Food, Inc., "A"                            394,150      $   16,948,450
    Meyer (Fred), Inc.*                            1,455,065          62,567,795
    Safeway, Inc.*                                   575,921          20,985,121
                                                                  --------------
                                                                  $  100,501,366
--------------------------------------------------------------------------------
  Telecommunications - 7.9%
    Ascend Communications, Inc.*                     108,200      $    4,672,887
    Cellular Communications International, Inc.*++ 1,263,417          59,538,526
    Century Telephone Enterprises, Inc.              338,400          14,995,350
    Global TeleSystems Group, Inc.*                  232,950           8,924,897
    Intermedia Communications, Inc.*                  92,800           6,878,800
    L-3 Communications Holding, Inc.*                  2,700              75,600
    Sprint Corp.                                     310,984          22,313,102
                                                                  --------------
                                                                  $  117,399,162
--------------------------------------------------------------------------------
  Utilities - Gas - 0.2%
    KN Energy, Inc.                                   40,745      $    2,205,323
--------------------------------------------------------------------------------
Total U.S. Stocks                                                 $1,179,741,381
--------------------------------------------------------------------------------
Foreign Stocks - 15.2%
  Bermuda - 1.0%
    Exel Ltd. (Insurance)                            198,700      $   14,952,175
--------------------------------------------------------------------------------
  Canada - 0.8%
    Canadian National Railway Co. (Railroads)        204,667      $   12,100,936
--------------------------------------------------------------------------------
  France - 4.4%
    Alcatel Alsthom Compagnie (Telecommunications)    97,301      $   20,811,309
    Sanofi S.A. (Medical and Health Products)        373,500          43,750,272
                                                                  --------------
                                                                  $   64,561,581
--------------------------------------------------------------------------------
  Germany - 1.0%
    Henkel KGaA (Chemicals)                           94,420      $    8,462,469
    Wella AG (Cosmetics)                               7,100           6,816,827
                                                                  --------------
                                                                  $   15,279,296
--------------------------------------------------------------------------------
  Hong Kong - 0.6%
    Cafe de Coral Holding Co. (Restaurants)        5,838,000      $    1,808,247
    Dah Sing Financial Group
     (Banks and Credit Cos.)                       1,278,200           2,144,492
    Liu Chong Hing Bank (Banks and Credit Cos.)    1,862,000           2,054,604
    Wing Hang Bank Ltd. (Banks and Credit Cos.)    1,392,000           2,622,856
                                                                  --------------
                                                                  $    8,630,199
--------------------------------------------------------------------------------
  Italy - 1.1%
    Telecom Italia S.p.A. (Telecommunications)*    3,103,700      $   16,719,557
--------------------------------------------------------------------------------
  Malaysia - 0.1%
    New Straits Times Press Berhad (Printing and
      Publishing)                                  1,621,000      $    1,145,673
    Tanjong PLC (Entertainment)                      234,000             388,959
                                                                  --------------
                                                                  $    1,534,632
--------------------------------------------------------------------------------
  Netherlands - 1.7%
    Akzo Nobel N.V. (Chemicals)                       64,647      $   13,500,656
    Benckiser N.V. (Consumer Goods and Services)*    164,700           9,347,815
    Elsag Bailey Process Automation N.V
      (Machinery                                      87,600           1,921,725
                                                                  --------------
                                                                  $   24,770,196
--------------------------------------------------------------------------------
  Peru - 0.5%
    Telefonica del Peru S.A., ADR
     (Telecommunications)                            329,300      $    7,121,113
--------------------------------------------------------------------------------
  Portugal - 1.0%
    Banco Totta e Acores (Banks and Credit Cos.)     413,539      $   15,309,549
--------------------------------------------------------------------------------
  Singapore - 0.2%
    Hong Leong Finance Ltd. (Finance)+             1,602,200      $    1,732,885
    Overseas Union Bank (Finance)                    592,000           1,804,123
                                                                  --------------
                                                                  $    3,537,008
--------------------------------------------------------------------------------
  South Korea - 0.2%
    SK Telecom Ltd., ADR (Telecommunications)*        72,512      $      462,264
    SK Telecommunications (Telecommunications)         5,290           2,398,560
                                                                  --------------
                                                                  $    2,860,824
--------------------------------------------------------------------------------
  Sweden - 0.6%
    Skandia Forsakring AB (Insurance)                571,500      $    8,346,524
--------------------------------------------------------------------------------
  United Kingdom - 2.0%
    Booker PLC (Food - Wholesale)                  1,437,300      $    6,875,776
    British Petroleum PLC, ADR (Oils)                172,338          15,273,455
    Lucas Varity PLC (Automotive)                  1,725,200           7,605,187
                                                                  --------------
                                                                  $   29,754,418
--------------------------------------------------------------------------------
Total Foreign Stocks                                              $  225,478,008
--------------------------------------------------------------------------------
Total Stocks (Identified Cost, $1,127,610,894)                    $1,405,219,389
--------------------------------------------------------------------------------
                                            PRINCIPAL AMOUNT
                                               (000 OMITTED)
--------------------------------------------------------------------------------
Short-Term Obligation - 3.4%
--------------------------------------------------------------------------------
    Federal Home Loan Mortgage Corp., due
      6/01/98 - 6/19/98, at Amortized Cost         $  50,829      $   50,760,783
--------------------------------------------------------------------------------
Total Investments (Identified Cost,
  $1,178,371,677)                                                 $1,455,980,172
Other Assets, Less Liabilities - 1.6%                                 23,246,702
--------------------------------------------------------------------------------
Net Assets - 100.0%                                               $1,479,226,874
--------------------------------------------------------------------------------
 *Non-income producing security.
 +Restricted security.
++Affiliated issuers are those in which the Fund's holdings of an issuer represent 5% or more of the outstanding voting securities of the issuer.

See notes to financial statements

FINANCIAL STATEMENTS
Statement of Assets and Liabilities (Unaudited)
--------------------------------------------------------------------------------
MAY 31, 1998
--------------------------------------------------------------------------------
Assets:
  Investments, at value:
    Unaffiliated issuers (identified cost, $1,152,359,290)       $1,396,441,646
    Affiliated issuer (identified cost, $26,012,387)                 59,538,526
                                                                 --------------
      Total investments, at value (identified cost
        $1,178,371,677)                                          $1,455,980,172
  Cash                                                                   15,466
  Receivable for Fund shares sold                                     6,265,267
  Receivable for investments sold                                    43,756,677
  Interest and dividends receivable                                     988,913
  Other assets                                                            6,510
                                                                 --------------
    Total assets                                                 $1,507,013,005
                                                                 --------------
Liabilities:
  Payable for Fund shares reacquired                             $    6,370,767
  Payable for investments purchased                                  19,818,638
  Net payable for forward foreign currency exchange contracts
    closed or subject to master netting agreements                      517,615
  Payable to affiliates -
    Management fee                                                       90,518
    Shareholder servicing agent fee                                      13,578
    Distribution and service fee                                        787,600
    Administrative fee                                                    1,714
  Accrued expenses and other liabilities                                185,701
                                                                 --------------
      Total liabilities                                          $   27,786,131
                                                                 --------------
Net assets                                                       $1,479,226,874
                                                                 ==============
Net assets consist of:
  Paid-in capital                                                $1,108,302,969
  Unrealized appreciation on investments and translation
    of assets and liabilities in foreign currencies                 277,076,532
  Accumulated undistributed net realized gain on
    investments and foreign currency transactions                    96,579,352
  Accumulated distributions in excess of net investment
    income                                                           (2,731,979)
                                                                 --------------
      Total                                                      $1,479,226,874
                                                                 ==============
Shares of beneficial interest outstanding                          92,369,348
                                                                   ==========
Class A shares:
  Net asset value per share
    (net assets of $796,716,690 / 48,938,806 shares of
     beneficial interest outstanding)                               $16.28
                                                                    ======
  Offering price per share (100 / 94.25 of net asset
    value per share)                                                $17.27
                                                                    ======
Class B shares:
  Net asset value and offering price per share
    (net assets of $558,352,311 / 35,578,570 shares of
     beneficial interest outstanding)                               $15.69
                                                                    ======
Class C shares:
  Net asset value and offering price per share
    (net assets of $94,328,346 / 6,021,033 shares of
     beneficial interest outstanding)                               $15.67
                                                                    ======
Class I shares:
  Net asset value, offering price, and redemption price per share
    (net assets of $29,829,527 / 1,830,939 shares of
     beneficial interest outstanding)                               $16.29
                                                                    ======

On sales of $50,000 or more, the offering price of Class A shares is reduced. A contingent deferred sales charge may be imposed on redemptions of Class A, Class B, and Class C shares.

See notes to financial statements

Statement of Operations (Unaudited)
--------------------------------------------------------------------------------
SIX MONTHS ENDED MAY 31, 1998
--------------------------------------------------------------------------------

Net investment income:
  Income -
    Dividends                                                      $  5,163,622
    Interest                                                          2,462,601
    Foreign taxes withheld                                             (214,864)
                                                                   ------------
      Total investment income                                      $  7,411,359
                                                                   ------------
  Expenses -
    Management fee                                                 $  4,870,889
    Trustees' compensation                                               32,509
    Shareholder servicing agent fee                                     755,986
    Distribution and service fee (Class A)                              887,301
    Distribution and service fee (Class B)                            2,415,016
    Distribution and service fee (Class C)                              397,657
    Administrative fee                                                   84,047
    Custodian fee                                                       215,261
    Postage                                                              94,006
    Auditing fees                                                        15,253
    Printing                                                             10,088
    Legal fees                                                            1,927
    Miscellaneous                                                       383,904
                                                                   ------------
      Total expenses                                               $ 10,163,844
    Fees paid indirectly                                               (147,120)
                                                                   ------------
      Net expenses                                                 $ 10,016,724
                                                                   ------------
        Net investment loss                                        $ (2,605,365)
                                                                   ------------
Realized and unrealized gain (loss) on investments:
    Realized gain (identified cost basis) -
      Investment transactions                                      $ 98,089,890
      Foreign currency transactions                                     170,451
                                                                   ------------
        Net realized gain on investments and foreign currency
          transactions                                             $ 98,260,341
                                                                   ------------
    Change in unrealized appreciation (depreciation) -
      Investments                                                  $129,090,213
      Translation of assets and liabilities in foreign
        currencies                                                     (401,549)
                                                                   ------------
        Net unrealized gain on investments and foreign currency
          translation                                              $128,688,664
                                                                   ------------
          Net realized and unrealized gain on investments and
            foreign currency                                       $226,949,005
                                                                   ------------
            Increase in net assets from operations                 $224,343,640
                                                                   ============

See notes to financial statements

Statement of Changes in Net Assets
--------------------------------------------------------------------------------------------------------
                                                          SIX MONTHS ENDED                    YEAR ENDED
                                                              MAY 31, 1998             NOVEMBER 30, 1997
                                                               (UNAUDITED)
--------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets:
From operations -
  Net investment income (loss)                              $   (2,605,365)               $    1,578,558
  Net realized gain on investments and foreign
    currency transactions                                       98,260,341                   114,638,154
  Net unrealized gain on investments and foreign
    currency translation                                       128,688,664                    88,884,455
                                                            --------------                --------------
    Increase in net assets from operations                  $  224,343,640                $  205,101,167
                                                            --------------                --------------
Distributions declared to shareholders -
  From net investment income (Class A)                      $   (1,025,267)               $     (946,436)
  From net investment income (Class B)                              --                        --
  From net investment income (Class C)                              --                           (28,491)
  From net investment income (Class I)                             (96,642)                   --
  From net realized gain on investments and foreign
    currency transactions (Class A)                            (63,537,243)                  (36,139,796)
  From net realized gain on investments and foreign
    currency transactions (Class B)                            (44,463,674)                  (21,106,896)
  From net realized gain on investments and foreign
    currency transactions (Class C)                             (7,148,876)                   (2,868,779)
  From net realized gain on investments and foreign
    currency transactions (Class I)                             (2,630,447)                   --
                                                            --------------                --------------
    Total distributions declared to shareholders            $ (118,902,149)               $  (61,090,398)
                                                            --------------                --------------
Net increase in net assets from Fund share
  transactions                                              $  256,291,495                $  269,839,092
                                                            --------------                --------------
      Total increase in net assets                          $  361,732,986                $  413,849,861
Net assets:
  At beginning of period                                     1,117,493,888                   703,644,027
                                                            --------------                --------------

At end of period (including accumulated undistributed
  (distributions in excess of) net investment income of
  $(2,731,979) and $995,295, respectively)                  $1,479,226,874                $1,117,493,888
                                                            ==============                ==============

See notes to financial statements

Financial Highlights
------------------------------------------------------------------------------------------------------------------------------
                                                                              YEAR ENDED NOVEMBER 30,
                              SIX MONTHS ENDED       -------------------------------------------------------------------------
                                  MAY 31, 1998            1997            1996            1995            1994            1993
                                   (UNAUDITED)
------------------------------------------------------------------------------------------------------------------------------
                                       CLASS A
------------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding
 throughout each period):
Net asset value - beginning of
  period                                $15.23          $13.34          $12.39          $ 9.44          $10.82          $10.17
                                        ------          ------          ------          ------          ------          ------
Income from investment operations# -
  Net investment income (loss)          $(0.01)         $ 0.07          $ 0.05          $ 0.01          $(0.01)         $ 0.02
  Net realized and unrealized
    gain on investments and
    foreign currency transactions         2.67            2.97            2.04            3.64            0.26            1.96
                                        ------          ------          ------          ------          ------          ------
      Total from investment
      operations                        $ 2.66          $ 3.04          $ 2.09          $ 3.65          $ 0.25          $ 1.98
                                        ------          ------          ------          ------          ------          ------
Less distributions declared to shareholders -
  From net investment income            $(0.03)         $(0.03)         $ --            $ --            $(0.03)         $ --
  From net realized gain on
    investments and foreign
    currency transactions                (1.58)          (1.12)          (1.14)          (0.70)          (1.60)          (1.33)
                                        ------          ------          ------          ------          ------          ------
      Total distributions
        declared to shareholders        $(1.61)         $(1.15)         $(1.14)         $(0.70)         $(1.63)         $(1.33)
                                        ------          ------          ------          ------          ------          ------
Net asset value - end of period         $16.28          $15.23          $13.34          $12.39          $ 9.44          $10.82
                                        ======          ======          ======          ======          ======          ======
Total return(+)                         19.65%++        24.96%          18.50%          41.67%           1.92%          22.10%
Ratios (to average net assets)/
 Supplemental data:
  Expenses##                             1.25%+          1.29%           1.32%           1.35%           1.37%           1.42%
  Net investment income (loss)         (0.08)%+          0.49%           0.43%           0.06%         (0.05)%           0.09%
Portfolio turnover                         51%            144%            112%            109%             91%             95%
Net assets at end of period (000
  omitted)                            $796,717        $609,189        $427,478        $227,555        $141,790        $132,207

   + Annualized.
  ++ Not annualized.
   # Per share data for the periods subsequent to November 30, 1993, are based on average shares outstanding.
  ## For fiscal years ending after September 1, 1995, the Fund's expenses are calculated without reduction for fees paid indirectly.
(+) Total returns for Class A shares do not include the applicable sales charge. If the charge had been included, the results would have been lower.

See notes to financial statements

Financial Highlights - continued
------------------------------------------------------------------------------------------------------------------------------
                                          YEAR ENDED                    SIX MONTHS
                                         NOVEMBER 30,                        ENDED               YEAR ENDED MAY 31,
                                  ---------------------------         NOVEMBER 30,      --------------------------------------
                                         1992            1991                 1990            1990          1989          1988
------------------------------------------------------------------------------------------------------------------------------
                                      CLASS A
------------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding
  throughout each period):
Net asset value - beginning of
  period                               $ 8.73          $ 7.46               $ 8.99          $10.52        $ 8.70        $ 9.60
                                       ------          ------               ------          ------        ------        ------
Income from investment operations -
  Net investment income                $ --            $ 0.14               $ 0.09          $ 0.33        $ 0.21        $ 0.10

  Net realized and unrealized
    gain (loss) on investments
    and foreign currency
    transactions                         2.03            1.21                (1.38)           0.17          2.17         (0.86)
                                       ------          ------               ------          ------        ------        ------
      Total from investment
        operations                     $ 2.03          $ 1.35               $(1.29)         $ 0.50        $ 2.38        $(0.76)
                                       ------          ------               ------          ------        ------        ------
Less distributions declared to
  shareholders -
  From net investment income           $(0.07)         $(0.08)              $(0.11)         $(0.34)       $(0.17)       $(0.03)
  From net realized gain on
    investments and foreign
    currency transactions               (0.52)            --                 (0.05)          (1.69)        (0.39)        (0.11)
  From paid-in capital                    --              --                 (0.08)            --            --            --
                                       ------          ------               ------          ------        ------        ------
      Total distributions
        declared to shareholders       $(0.59)         $(0.08)              $(0.24)         $(2.03)       $(0.56)       $(0.14)
                                       ------          ------               ------          ------        ------        ------
Net asset value - end of period        $10.17          $ 8.73               $ 7.46          $ 8.99        $10.52        $ 8.70
                                       ======          ======               ======          ======        ======        ======
Total return(+)                        24.60%          18.26%             (29.48)%+          5.13%        28.47%       (7.63)%
Ratios (to average net assets)/
  Supplemental data:
  Expenses                              1.53%           1.50%                1.51%+          1.26%         1.41%         1.33%
  Net investment income                  --             1.65%                2.30%+          3.38%         2.29%         1.12%
Portfolio turnover                       111%            132%                  36%             88%           80%           99%
Net assets at end of period
(000 omitted)                        $112,958        $104,600             $100,398        $125,191      $133,219      $116,218

  + Annualized.
(+) Total returns for Class A shares do not include the applicable sales charge. If the charge had been included, the results would have been lower.

See notes to financial statements

Financial Highlights - continued
-------------------------------------------------------------------------------------------------------------------------------
                                                                              YEAR ENDED NOVEMBER 30,
                              SIX MONTHS ENDED       -------------------------------------------------------------------------
                                  MAY 31, 1998            1997            1996            1995            1994           1993*
                                   (UNAUDITED)
-------------------------------------------------------------------------------------------------------------------------------
                                       CLASS B
-------------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding
  throughout each period):
Net asset value - beginning of
  period                                $14.77          $13.01          $12.15          $ 9.34          $10.79          $10.61
                                        ------          ------          ------          ------          ------          ------

Income from investment operations# -
  Net investment loss                   $(0.06)         $(0.04)         $(0.04)         $(0.08)         $(0.09)         $(0.01)
  Net realized and unrealized
    gain on investments and
    foreign currency transactions         2.56            2.89            2.00            3.59            0.27            0.19
                                        ------          ------          ------          ------          ------          ------
      Total from investment
        operations                      $ 2.50          $ 2.85          $ 1.96          $ 3.51          $ 0.18          $ 0.18
                                        ------          ------          ------          ------          ------          ------

Less distributions declared to
  shareholders -
  From net realized gain on
    investments and foreign
    currency transactions               $(1.58)         $(1.09)         $(1.10)         $(0.70)         $(1.60)         $  --
  In excess of net investment
    income                                 --              --              --              --            (0.03)            --
                                        ------          ------          ------          ------          ------          ------
      Total distributions
        declared to shareholders        $(1.58)         $(1.09)         $(1.10)         $(0.70)         $(1.63)         $  --
                                        ------          ------          ------          ------          ------          ------
Net asset value - end of period         $15.69          $14.77          $13.01          $12.15          $ 9.34          $10.79
                                        ======          ======          ======          ======          ======          ======
Total return                            19.21%++        24.03%          17.50%          40.53%           1.15%           1.70%++
Ratios (to average net assets)/
 Supplemental data:
  Expenses##                             2.00%+          2.04%           2.16%           2.17%           2.25%           2.46%+
  Net investment loss                  (0.83)%+        (0.28)%         (0.33)%         (0.77)%         (0.96)%         (1.37)%+
Portfolio turnover                         51%            144%            112%            109%             91%             95%
Net assets at end of period
  (000 omitted)                       $558,352        $411,640        $244,247         $46,068         $17,189          $1,097

   * For the period from the inception of Class B, September 7, 1993, through November 30, 1993.
   + Annualized.
  ++ Not annualized.
   # Per share data for the periods subsequent to November 30, 1993, are based on average shares outstanding.
  ## For fiscal years ending after September 1, 1995, the Fund's expenses are calculated without reduction for fees paid indirectly.

See notes to financial statements

Financial Highlights - continued
------------------------------------------------------------------------------------------------------------------------------
                                                   SIX MONTHS ENDED                   YEAR ENDED                 PERIOD ENDED
                                                       MAY 31, 1998            NOVEMBER 30, 1997          NOVEMBER 30, 1996**
                                                        (UNAUDITED)
------------------------------------------------------------------------------------------------------------------------------
                                                            CLASS C
------------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding
  throughout each period):
Net asset value - beginning of period                        $14.74                       $13.03                       $12.00
                                                             ------                       ------                       ------
Income from investment operations# -
  Net investment loss                                        $(0.06)                      $(0.04)                      $(0.01)
  Net realized and unrealized gain on investments and
    foreign currency transactions                              2.57                         2.88                         1.04
                                                             ------                       ------                       ------
      Total from investment operations                       $ 2.51                       $ 2.84                       $ 1.03
                                                             ------                       ------                       ------
Less distributions declared to shareholders -
  From net investment income                                 $  --                        $(0.01)                      $  --
  From net realized gain on investments and foreign
    currency transactions                                     (1.58)                       (1.12)                         --
                                                             ------                       ------                       ------
      Total distributions declared to shareholders
                                                             $(1.58)                      $(1.13)                      $  --
                                                             ------                       ------                       ------
Net asset value - end of period                              $15.67                       $14.74                       $13.03
                                                             ======                       ======                       ======
Total return                                                 19.25%++                     24.02%                        7.95%++
Ratios (to average net assets)/Supplemental data:
  Expenses##                                                  2.00%+                       2.04%                        2.11%+
  Net investment loss                                       (0.83)%+                     (0.28)%                      (0.17)%+
Portfolio turnover                                              51%                         144%                         112%
Net assets at end of period (000 omitted)                   $94,328                      $66,148                      $31,919

 ** For the period from the inception of Class C, April 1, 1996, through November 30, 1996.
  + Annualized.
 ++ Not annualized.
  # Per share data are based on average shares outstanding.
 ## The Fund's expenses are calculated without reduction for fees paid indirectly.

See notes to financial statements

Financial Highlights - continued
--------------------------------------------------------------------------------------------------------------
                                                               SIX MONTHS ENDED                   PERIOD ENDED
                                                                   MAY 31, 1998           NOVEMBER 30, 1997***
                                                                    (UNAUDITED)
--------------------------------------------------------------------------------------------------------------
                                                                        CLASS I
--------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period                                    $15.26                         $12.22
                                                                         ------                         ------

Income from investment operations# -
  Net investment income                                                  $ 0.01                         $ 0.08
  Net realized and unrealized gain on investments and foreign
    currency transactions                                                  2.66                           2.96
                                                                         ------                         ------
      Total from investment operations                                   $ 2.67                         $ 3.04
                                                                         ------                         ------

Less distributions declared to shareholders -
  From net investment income                                             $(0.06)                        $  --
  From net realized gain on investments and foreign currency
    transactions                                                          (1.58)                           --
                                                                         ------                         ------
      Total distributions declared to shareholders                       $(1.64)                        $  --
                                                                         ------                         ------
Net asset value - end of period                                          $16.29                         $15.26
                                                                         ======                         ======
Total return                                                             19.84%++                       24.88%++
Ratios (to average net assets)/Supplemental data:
  Expenses##                                                              1.00%+                         1.01%+
  Net investment income                                                   0.17%+                         0.65%+
Portfolio turnover                                                          51%                           144%
Net assets at end of period (000 omitted)                               $29,830                        $30,517

*** For the period from the inception of Class I, January 2, 1997, through November 30, 1997.
  + Annualized.
 ++ Not annualized.
  # Per share data are based on average shares outstanding.
 ## The Fund's expenses are calculated without reduction for fees paid indirectly.

See notes to financial statements

NOTES TO FINANCIAL STATEMENTS (Unaudited)

(1) Business and Organization
MFS Capital Opportunities Fund (the Fund) is a diversified series of MFS Series Trust VII (the Trust). The Trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. Effective April 1, 1998, the name of the Fund was changed from MFS Value Fund to MFS Capital Opportunities Fund.

(2) Significant Accounting Policies
General - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Investment Valuations - Equity securities listed on securities exchanges or reported through the NASDAQ system are reported at market value using last sale prices. Unlisted equity securities or listed equity securities for which last sale prices are not available are reported at market value using last quoted bid prices. Securities for which there are no such quotations or valuations are valued at fair value as determined in good faith by or at the direction of the Trustees. Debt securities (other than short-term obligations which mature in 60 days or less), including forward contracts, are valued on the basis of valuations furnished by dealers or by a pricing service with consideration to factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data, without exclusive reliance upon exchange or over-the-counter prices. Short-term obligations, which mature in 60 days or less, are valued at amortized cost, which approximates market value. Securities for which there are no such quotations or valuations are valued at fair value as determined in good faith by or at the discretion of the Trustees.

Foreign Currency Translation - Investment valuations, other assets, and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Forward Foreign Currency Exchange Contracts - The Fund may enter into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The Fund will enter into forward contracts for hedging purposes as well as for non-hedging purposes. For hedging purposes, the Fund may enter into contracts to deliver or receive foreign currency it will receive from or require for its normal investment activities. The Fund may also use contracts in a manner intended to protect foreign currency-denominated securities from declines in value due to unfavorable exchange rate movements. For non-hedging purposes, the Fund may enter into contracts with the intent of changing the relative exposure of the Fund's portfolio of securities to different currencies to take advantage of anticipated changes. The forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded as unrealized until the contract settlement date. On contract settlement date, the gains or losses are recorded as realized gains or losses on foreign currency transactions.

Investment Transactions and Income - Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All discount is accreted for financial statement and tax reporting purposes as required by federal income tax regulations. Dividends received in cash are recorded on the ex-dividend date. Dividend and interest payments received in additional securities are recorded on the ex-dividend or ex-interest date in an amount equal to the value of the security on such date.

Fees Paid Indirectly - The Fund's custody fee is calculated as a percentage of the Fund's month end net assets. The fee is reduced according to an arrangement that measures the value of cash deposited with the custodian by the Fund. This amount is shown as a reduction of expenses on the Statement of Operations.

Tax Matters and Distributions - The Fund's policy is to comply with the provisions of the Internal Revenue Code (the Code) applicable to regulated investment companies and to distribute to shareholders all of its taxable income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is provided. The Fund files a tax return annually using tax accounting methods required under provisions of the Code, which may differ from generally accepted accounting principles, the basis on which these financial statements are prepared. Accordingly, the amount of net investment income and net realized gain reported on these financial statements may differ from that reported on the Fund's tax return and, consequently, the character of distributions to shareholders reported in the financial highlights may differ from that reported to shareholders on Form 1099-DIV.

Distributions to shareholders are recorded on the ex-dividend date. The Fund distinguishes between distributions on a tax basis and a financial reporting basis and requires that only distributions in excess of tax basis earnings and profits are reported in the financial statements as a tax return of capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits, which result in temporary over-distributions for financial statement purposes, are classified as distributions in excess of net investment income or net realized gains.

Multiple Classes of Shares of Beneficial Interest - The Fund offers multiple classes of shares, which differ in their respective distribution and service fees. All shareholders bear the common expenses of the Fund based on average daily net assets of each class, without distinction between share classes. Dividends are declared separately for each class. No class has preferential dividend rights; differences in per share dividend rates are generally due to differences in separate class expenses. Class B shares will convert to Class A shares approximately eight years after purchase.

(3) Transactions with Affiliates
Investment Adviser - The Fund has an investment advisory agreement with Massachusetts Financial Services Company (MFS) to provide overall investment advisory and administrative services, and general office facilities. The management fee is computed daily and paid monthly at an annual rate of 0.75% of average daily net assets.

Administrator - The Fund has an administrative services agreement with MFS to provide the Fund with certain financial, legal, shareholder servicing, compliance, and other administrative services. As a partial reimbursement for the cost of providing these services, the Fund pays MFS an administrative fee at the following annual percentages of the Fund's average daily net assets:

            First $1 billion                               0.0150%
            Next $1 billion                                0.0125%
            Next $1 billion                                0.0100%
            In excess of $3 billion                        0.0000%

The Fund pays no compensation directly to its Trustees who are officers of the investment adviser, or to officers of the Fund, all of whom receive remuneration for their services to the Fund from MFS. Certain officers and Trustees of the Fund are officers or directors of MFS, MFS Fund Distributors, Inc. (MFD), and MFS Service Center, Inc. (MFSC). The Fund has an unfunded defined benefit plan for all of its independent Trustees and Mr. Bailey. Included in Trustees' compensation is a net periodic pension expense of $9,502 for the six months ended May 31, 1998.

Distributor - MFD, a wholly owned subsidiary of MFS, as distributor, received $289,385 for the six months ended May 31, 1998, as its portion of the sales charge on sales of Class A shares of the Fund.

The Trustees have adopted a distribution plan for Class A, Class B, and Class C shares pursuant to Rule 12b-1 of the Investment Company Act of 1940 as follows:

The Fund's distribution plan provides that the Fund will pay MFD up to 0.35% per annum of its average daily net assets attributable to Class A shares in order that MFD may pay expenses on behalf of the Fund related to the distribution and servicing of its shares. These expenses include a service fee paid to each securities dealer that enters into a sales agreement with MFD of up to 0.25% per annum of the Fund's average daily net assets which are attributable to that securities dealer and a distribution fee to MFD of up to 0.10% per annum of the Fund's average daily net assets attributable to Class A shares. Payment of the 0.10% per annum Class A distribution fee will be implemented on such date as the Trustees of the Trust may determine. MFD retains the service fee for accounts not attributable to a securities dealer, which amounted to $98,217 for the six months ended May 31, 1998. Fees incurred under the distribution plan during the six months ended May 31, 1998, were 0.25% of average daily net assets attributable to Class A shares on an annualized basis.

The Fund's distribution plan provides that the Fund will pay MFD a distribution fee of 0.75% per annum, and a service fee of up to 0.25% per annum, of the Fund's average daily net assets attributable to Class B and Class C shares. MFD will pay to securities dealers that enter into a sales agreement with MFD all or a portion of the service fee attributable to Class B and Class C shares, and will pay to such securities dealers all of the distribution fee attributable to Class C shares. The service fee is intended to be consideration for services rendered by the dealer with respect to Class B and Class C shares. MFD retains the service fee for accounts not attributable to a securities dealer, which amounted to $58,561 and $71,776 for Class B and Class C shares, respectively, for the six months ended May 31, 1998. Fees incurred under the distribution plan during the six months ended May 31, 1998, were 1.00% of average daily net assets attributable to both Class B and Class C shares.

Certain Class A shares and Class C shares are subject to a contingent deferred sales charge in the event of a shareholder redemption within 12 months following purchase. A contingent deferred sales charge is imposed on shareholder redemptions of Class B shares in the event of a shareholder redemption within six years of purchase. MFD receives all contingent deferred sales charges. Contingent deferred sales charges imposed during the six months ended May 31, 1998, were $0, $303,880, and $13,055 for Class A, Class B, and Class C shares, respectively.

Shareholder Servicing Agent - MFSC, a wholly owned subsidiary of MFS, earns a fee for its services as shareholder servicing agent. The fee is calculated as a percentage of the Fund's average daily net assets at an effective annual rate of 0.1125%. Prior to January 1, 1998, the fee was calculated as a percentage of the average daily net assets at an effective annual rate of 0.13%.

(4) Portfolio Securities
Purchases and sales of investments, other than purchased option transactions and short-term obligations, were as follows:

                                                      PURCHASES         SALES
-------------------------------------------------------------------------------
U.S. government securities                         $ 15,456,011    $     --
                                                   ------------    ------------
Investments (non-U.S. government securities)       $816,918,538    $621,474,221
                                                   ------------    ------------


The cost and unrealized appreciation or depreciation in value of the investments owned by the Fund, as computed on a federal income tax basis, are as follows:

Aggregate cost                                                 $1,178,371,677
                                                               --------------
Gross unrealized appreciation                                  $  301,409,702
Gross unrealized depreciation                                     (23,801,207)
                                                               --------------
    Net unrealized appreciation                                $  277,608,495
                                                               ==============

(5) Shares of Beneficial Interest
The Fund's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Transactions in Fund shares were as follows:

Class A Shares
                                        SIX MONTHS ENDED MAY 31, 1998          YEAR ENDED NOVEMBER 30, 1997
                                       ------------------------------       -------------------------------
                                           SHARES              AMOUNT            SHARES              AMOUNT
-----------------------------------------------------------------------------------------------------------
Shares sold                            14,922,928        $230,679,228        21,945,096        $296,891,395
Shares issued to shareholders in
  reinvestment of distributions         4,438,551          59,432,656         2,783,995          33,768,741
Shares transferred to Class I            --                 --               (1,547,626)        (18,911,993)
Shares reacquired                     (10,413,103)       (161,994,264)      (15,224,032)       (209,041,747)
                                       ----------        ------------        ----------        ------------
    Net increase                        8,948,376        $128,117,620         7,957,433        $102,706,396
                                       ==========        ============        ==========        ============

Class B Shares
                                        SIX MONTHS ENDED MAY 31, 1998          YEAR ENDED NOVEMBER 30, 1997
                                       ------------------------------       -------------------------------
                                           SHARES              AMOUNT            SHARES              AMOUNT
-----------------------------------------------------------------------------------------------------------
Shares sold                             8,232,586        $123,156,144        11,370,630        $148,136,021
Shares issued to shareholders in
  reinvestment of distributions         2,859,338          37,028,533         1,482,412          17,551,958
Shares reacquired                      (3,389,419)        (51,139,589)       (3,749,784)        (49,366,876)
                                       ----------        ------------        ----------        ------------
    Net increase                        7,702,505        $109,045,088         9,103,258        $116,321,103
                                       ==========        ============        ==========        ============

Class C Shares
                                        SIX MONTHS ENDED MAY 31, 1998          YEAR ENDED NOVEMBER 30, 1997
                                       ------------------------------       -------------------------------
                                           SHARES              AMOUNT            SHARES              AMOUNT
-----------------------------------------------------------------------------------------------------------
Shares sold                             2,278,303        $ 33,688,487         2,563,925        $ 33,259,494
Shares issued to shareholders in
  reinvestment of distributions           301,208           3,891,641           120,178           1,420,490
Shares reacquired                      (1,044,636)        (15,716,414)         (648,339)         (8,661,075)
                                       ----------        ------------        ----------        ------------
    Net increase                        1,534,875        $ 21,863,714         2,035,764        $ 26,018,909
                                       ==========        ============        ==========        ============

Class I Shares
                                        SIX MONTHS ENDED MAY 31, 1998       PERIOD ENDED NOVEMBER 30, 1997*
                                       ------------------------------       -------------------------------
                                           SHARES              AMOUNT            SHARES              AMOUNT
-----------------------------------------------------------------------------------------------------------
Shares sold                               214,744        $  3,378,008           721,994        $  9,428,729
Shares transferred to Class A               --              --                1,547,626          18,911,993
Shares issued to shareholders in
  reinvestment of distributions           127,923           1,711,616          --                 --
Shares reacquired                        (511,689)         (7,824,551)         (269,659)         (3,548,038)
                                       ----------        ------------        ----------        ------------
    Net increase (decrease)              (169,022)       $ (2,734,927)        1,999,961        $ 24,792,684
                                       ==========        ============        ==========        ============

* For the period from the inception of Class I, January 2, 1997, through November 30, 1997.

(6) Line of Credit
The Fund and other affiliated funds participate in a $805 million unsecured line of credit provided by a syndication of banks under a line of credit agreement. Borrowings may be made to temporarily finance the repurchase of Fund shares. Interest is charged to each fund, based on its borrowings, at a rate equal to the bank's base rate. In addition, a commitment fee, based on the average daily unused portion of the line of credit, is allocated among the participating funds at the end of each quarter. The commitment fee allocated to the Fund for the six months ended May 31, 1998 was $3,422.

(7) Financial Instruments
The Fund trades financial instruments with off-balance-sheet risk in the normal course of its investing activities in order to manage exposure to market risks such as interest rates and foreign currency exchange rates. These financial instruments include forward foreign currency exchange contracts. The notional or contractual amounts of these instruments represent the investment the Fund has in particular classes of financial instruments and does not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered.

Forward Foreign Currency Exchange Contracts - Forward foreign currency purchases under master netting agreements amounted to a net payable of $517,615 with Merrill Lynch & Co.

At May 31, 1998, the Fund had sufficient cash and/or securities to cover any commitments under these contracts.

(8) Transactions in Securities of Affiliated Issuers
Affiliated issuers, as defined under the Investment Company Act of 1940, are those in which the Fund's holdings of an issuer represent 5% of more of the outstanding voting securities of the issuer. A summary of the Fund's transactions in the securities of these issuers during the six months ended May 31, 1998, is set forth below:

                                                                ACQUISITIONS                DISPOSITIONS
                                              BEGINNING  --------------------------  --------------------------
AFFILIATE                                        SHARES      SHARES            COST      SHARES            COST
-----------------------------------------------------------------------------------------------------------------
Cellular Communications
  International, Inc.                        1,216,917*      46,500      $1,487,711           0            $  0
                                             =========       ======      ==========        ====            ====

                                                ENDING         REALIZED      DIVIDEND            ENDING
AFFILIATE                                       SHARES      GAIN (LOSS)        INCOME             VALUE
---------------------------------------------------------------------------------------------------------
Cellular Communications
  International, Inc.                        1,263,417             $  0          $  0       $59,538,526
                                             =========             ====          ====       ===========

* Adjusted to reflect a 3-for-2 stock split with a payment date of 4/14/98.

(9) Restricted Security
The Fund may invest not more than 15% of its net assets in securities which are subject to legal or contractual restrictions on resale. At May 31, 1998, the Fund owned the following restricted security (constituting 0.12% of net assets) which may not be publicly sold without registration under the Securities Act of 1933. The Fund does not have the right to demand that such security be registered. The value of this security is determined by valuations furnished by dealers or by a pricing service, or if not available, is valued at fair value as determined in good faith by or at the direction of the Trustees.

DESCRIPTION                            DATE OF ACQUISITION         SHARES            COST           VALUE
-----------------------------------------------------------------------------------------------------------
Hong Leong Finance Ltd.                    3/26/98-5/06/98      1,602,200      $2,599,356      $1,732,885

MFS(R) Capital Opportunities Fund

Trustees                                              Custodian
Richard B. Bailey* - Private Investor;                State Street Bank and Trust Company
Former Chairman and Director (until 1991),
MFS Investment Management                             Investor Information
                                                      For MFS stock and bond market outlooks, call
Peter G. Harwood - Private Investor                   toll free: 1-800-637-4458 anytime from a
                                                      touch-tone telephone.
J. Atwood Ives - Chairman and Chief Executive
Officer, Eastern Enterprises (diversified             For information on MFS mutual funds, call your
services company)                                     financial adviser or, for an information kit,
                                                      call toll free: 1-800-637-2929 any business
Lawrence T. Perera - Partner, Hemenway                day from 9 a.m. to 5 p.m. Eastern time (or
& Barnes (attorneys)                                  leave a message anytime).

William J. Poorvu - Adjunct Professor, Harvard        Investor Service
University Graduate School of Business                MFS Service Center, Inc.
Administration                                        P.O. Box 2281
                                                      Boston, MA 02107-9906
Charles W. Schmidt - Private Investor
                                                      For general information, call toll free:
Arnold D. Scott* - Senior Executive                   1-800-225-2606 any business day from
Vice President, Director, and Secretary,              8 a.m. to 8 p.m. Eastern time.
MFS Investment Management
                                                      For service to speech- or hearing-impaired,
Jeffrey L. Shames* - Chairman, Chief                  call toll free: 1-800-637-6576 any business
Executive Officer, and Director,                      day from 9 a.m. to 5 p.m. Eastern time. (To
MFS Investment Management                             use this service, your phone must be equipped
                                                      with a Telecommunications Device for the
Elaine R. Smith - Independent Consultant              Deaf.)

David B. Stone - Chairman and Director,               For share prices, account balances, and
North American Management Corp.                       exchanges, call toll free: 1-800-MFS-TALK
(investment advisers)                                 (1-800-637-8255) anytime from a touch-tone
                                                      telephone.
Investment Adviser
Massachusetts Financial Services Company              World Wide Web
500 Boylston Street                                   www.mfs.com
Boston, MA 02116-3741
                                                                      For the fourth year in a row,
Distributor                                                           MFS earned a #1 ranking in the
MFS Fund Distributors, Inc.                           [Dalbar Logo]   DALBAR, Inc. Broker/Dealer
500 Boylston Street                                                   Survey, Main Office Operation
Boston, MA 02116-3741                                                 Service Quality Category. The
                                                      firm achieved a 3.42 overall score on a
Portfolio Manager                                     scale of 1 to 4 in the 1997 survey. A total
John F. Brennan, Jr.*                                 of 111 firms responded, offering input on
                                                      the quality of service they received from 29
Treasurer                                             mutual fund companies nationwide. The survey
W. Thomas London*                                     contained questions about service quality in
                                                      11 categories, including "knowledge of
Assistant Treasurers                                  operations contact," "keeping you informed,"
Mark E. Bradley*                                      and "ease of doing business" with the firm.
Ellen Moynihan*
James O. Yost*

Secretary
Stephen E. Cavan*

Assistant Secretary
James R. Bordewick, Jr.*

*Affiliated with the Investment Adviser

                                                               -----------------
MFS(R) CAPITAL OPPORTUNITIES FUND                                   Bulk Rate
                                                                  U.S. Postage
                                                                      Paid
[Logo] M F S(SM)                                                      MFS
INVESTMENT MANAGEMENT                                          -----------------
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                                                 MCO-3 7/98 118M 23/223/323/823